Exhibit 10.17

Loan Agreement

The Lender (Party A): Tongliao Tiancheng Construction Investment Guarantee Co., Ltd.

The Borrower (Party B): Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd.

Party A and Party B reach the following agreement on the basis of fairness, voluntariness and amicable negotiation:

I. Party B borrows from Party A a loan of RMB 4,000,000.00.

II. The time limit of the loan is 77 days from November 13, 2009 to January 30, 2010.

III. Party B guarantees to repay the loan upon the expiration of the time limit, or Party B is willing to undertake all legal liabilities.

IV. Party A delivers to Party B the loan on the date of execution of this Agreement.

V. Party B may repay the loan to Party A in advance.

VI. This Agreement is in two originals, one for each party. This Agreement will come into force as soon as being signed and sealed by Party A and Party B.

Party A: Tongliao Tiancheng Construction Investment Guarantee Co., Ltd.

Legal Representative:

November 13, 2009

Tongliao Tiancheng Construction Investment Guarantee Co., Ltd. (Seal)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd.

Legal Representative:

November 13, 2009

Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (Seal)

Loan Agreement

The Lender (Party A): Tongliao Tiancheng Construction Investment Guarantee Co., Ltd.

The Borrower (Party B): Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd.

Party A and Party B reach the following agreement on the basis of fairness, voluntariness and amicable negotiation:

I. Party B borrows from Party A a loan of RMB 1,000,000.00.

II. The time limit of the loan is 198 days from December 15, 2009 to June 30, 2010.

III. Party B guarantees to repay the loan upon the expiration of the time limit, or Party B is willing to undertake all legal liabilities.

IV. Party A delivers to Party B the loan on the date of execution of this Agreement.

V. Party B may repay the loan to Party A in advance.

VI. This Agreement is in two originals, one for each party. This Agreement will come into force as soon as being signed and sealed by Party A and Party B.

Party A: Tongliao Tiancheng Construction Investment Guarantee Co., Ltd.

Legal Representative:

December 15, 2009

Tongliao Tiancheng Construction Investment Guarantee Co., Ltd. (Seal)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd.

Legal Representative:

December 15, 2009

Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (Seal)